TCM SMALL CAP GROWTH FUND

PROSPECTUS

TCM Small Cap Growth Fund - TCMSX
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.tyghcap.com/mutual-fund.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports or other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-536-3230, or sending an e-mail request to info@tyghcap.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1‑800‑536‑3230 or send an email request to info@tyghcap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

January 28, 2020
As Supplemented March 31, 2020
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TCM Small Cap Growth Fund

SUMMARY SECTION

TCM Small Cap Growth Fund
Investment Objective
The TCM Small Cap Growth Fund (the “Small Cap Fund” or the “Fund”) seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.94%

(1)
Acquired Fund Fees and Expenses of 0.01%, which represent the pro rata expense indirectly incurred by the Fund as a result of investing cash in unaffiliated money market funds that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section in this Prospectus.

Example
This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$96	$300	$520	$1,155

Portfolio Turnover
The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies. The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index. The Advisor uses fundamental research to identify companies with the potential for superior earnings growth and sustainable valuations. The Advisor’s intensive bottom-up, fundamental research drives stock selection, which the Advisor believes is key to generating excess returns.
Most of the Small Cap Fund’s assets will be invested in U.S. common stocks that the Advisor expects will experience long-term, above average earnings growth. The Small Cap Fund may at times invest a significant portion of its assets (greater than 25%) in specific sectors of the economy, such as in the technology sector. The Small Cap Fund may also invest up to 20% of its net assets in equity securities of foreign issuers, including issuers located in emerging markets that are American Depositary Receipts (“ADRs”) or traded on a U.S. stock exchange, when consistent with the Small Cap Fund’s investment objective. The Advisor may sell a security for different reasons including when its price reaches a target set by the Advisor or if the Advisor believes that other investments are more attractive.
Principal Risks
There is the risk that you could lose all or a portion of your investment in the Small Cap Fund. The following risks could affect the value of your investment:

•	Management Risk: The Advisor may fail to implement the Small Cap Fund’s investment strategies and meet its investment objective.

•
Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Small Cap Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•
Small- and Medium-Sized Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
Growth Stock Risk: Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. Growth-oriented funds may underperform when value investing is in favor.

•
Sector Emphasis Risk: This is the risk that the Small Cap Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Small Cap Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

◦
Technology Company Risk: Although technology companies are found among a broad range of industries, they often face unusually high price volatility and losses can be significant. Technology companies may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology.

•
Foreign Securities and Emerging Markets Risk: Foreign securities are subject to increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.

Performance
The following performance information indicates some of the risks of investing in the Small Cap Fund. The information below also illustrates how the Small Cap Fund’s performance has varied from year to year and the risks of investing in the Small Cap Fund by showing its highest and lowest quarterly returns. The table below illustrates how the Small Cap Fund’s average annual total returns for 1, 5 and 10 years compare with a broad-based securities index. The Small Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Small Cap Fund will perform in the future. Updated performance is available on the Small Cap Fund’s website at www.tyghcap.com/mutual-fund.

Small Cap Fund
Calendar Year Total Return as of December 31

Highest Quarterly Return:	Q1 2019	19.02%

Lowest Quarterly Return:	Q3 2011	-24.98%

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Year	10 Year	Since Inception (10/1/04)
TCM Small Cap Growth Fund
Return Before Taxes	33.25%	12.47%	13.79%	11.01%
Return After Taxes on Distributions	32.81%	9.74%	11.07%	9.06%
Return After Taxes on Distributions and Sale of Fund Shares	19.99%	9.00%	10.37%	8.55%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	28.48%	9.34%	13.01%	9.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Tygh Capital Management, Inc.
Portfolio Managers

Richard J. Johnson, CFA, CIO	Mitchell S. Brivic, CFA	Michael C. Coyne, CFA	Dayton E. Rodegerdts, CFA
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 2004	Since 2018	Since 2018	Since 2018

Purchase and Sale of Fund Shares
Investors may purchase or redeem Small Cap Fund shares on any business day by mail (TCM Small Cap Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1‑800‑536‑3230. The minimum initial and subsequent investment amounts are shown below.

Minimum Investment	To Open Your Account	To Add to Your Account
	$2,500	$500

Tax Information
The Small Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

INVESTMENT OBJECTIVE

The investment objective of the Small Cap Fund is to seek to achieve long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES
Small Cap Fund
Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies. The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index. As of December 31, 2019, the largest company’s market capitalization in that index was $8.3 billion. Stocks of companies whose capitalization rise above this level after purchase may continue to be held in the portfolio and considered small cap companies for purposes of the 80% policy. New purchases of companies that rise above the Small Cap Fund’s definition of small cap are not considered small cap companies for purposes of the 80% policy. As of December 31, 2019, the average weighted market cap of the Small Cap Fund was $4.5 billion, while the average weighted market cap of the Russell 2000® Growth Index was $2.8 billion.
The Advisor uses fundamental research to identify companies with the potential for superior earnings growth and sustainable valuations. The Advisor’s intensive bottom-up, fundamental research drives stock selection, which the Advisor believes is key to generating excess returns. The investment process utilizes a team-oriented approach, where members of the team leverage the expertise of their colleagues in an environment that facilitates the exchange of ideas and insights. There are four primary steps to the Advisor’s investment process:

•
Idea Generation. Investment candidates are first screened for specific growth characteristics regarding revenue and earnings, valuation, and expected price appreciation. The Advisor believes that previously owned companies are a source of ideas that leverage prior experience and knowledge base, and that conferences and meetings with company management offer opportunities to monitor existing holdings and prospect for new ones. In addition, the Advisor observes market trends and focuses research into sectors or industries that are expected to experience superior relative growth. As a result of this process, the investment team identifies candidates for further analysis.

•
Research and Analysis. Stock ideas undergo in-depth fundamental and valuation analysis. The Advisor seeks companies with the ability to significantly grow annual revenues and earnings by examining market size, market growth rates, and trends in a company’s market share, margins and expenses. The Advisor focuses on the sustainability of valuations based on a variety of financial metrics, including price-to-earnings, price-to-growth, price-to-sales ratios and cash flow returns. This process is designed to develop confidence in price targets based on earnings and associated risks.

•
Portfolio Construction. With a list of high conviction names in place, the investment team then constructs the portfolio based on the Fund’s objective and guidelines. Sector weightings are monitored versus established parameters compared to the Fund’s benchmark, the Russell 2000® Growth Index, and initial position size and maximum weighting for a stock are established.

•
Monitoring and Sell Discipline. There are diversification and weighting limits established for the Fund which are monitored on a regular basis. In addition, the team typically sells a stock when the security exceeds its price target, the original investment thesis is broken, or a better investment idea is generated. The Advisor’s sell discipline and a proprietary quantitative system to identify problem stocks forces a review of poor performers.

Most of the Small Cap Fund’s assets will be invested in U.S. common stocks that the Advisor expects will experience long-term, above average earnings growth. The Fund may also invest in convertible securities (including preferred stock, warrants and debentures), certain options and financial futures contracts (“derivatives”). The Fund may at times invest a significant portion of its assets (greater than 25%) in specific sectors of the economy, such as in the technology sector. The Fund may also invest up to 20% of its net assets in equity securities of foreign issuers, including issuers located in emerging markets that are ADRs or traded on a U.S. stock exchange, when consistent with the Fund’s investment objective. ADRs evidence ownership of foreign securities, but are traded on domestic exchanges.
Temporary Investments
The Fund may hold a portion of its assets in cash or high quality, short-term debt obligations, exchange-traded funds (“ETFs”) and money market instruments to cover significant cash flows (redemptions and investments) and unanticipated expenses. For example, if a significant cash flow into the Fund results in a temporarily high cash position held by the Fund, the Fund may invest in an ETF that has an investment objective that is similar to or consistent with the Fund’s investment objective. There may also be times, when the Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by investing a substantial portion of its assets in high quality, short-term debt securities, ETFs or other defensive investments for temporary defensive purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent the Fund uses an ETF or money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses. For more information on the use of ETFs or money market funds by the Fund, including limitations under applicable laws, please see the Statement of Additional Information.
Changes in Objective and Policies
The objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon a 30-day written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its net assets in companies as suggested by its name, without first changing the Fund’s name and providing shareholders with at least a 60-day prior notice.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund entails certain risks. The Fund cannot guarantee that it will achieve its investment objective. Since the prices of securities that the Fund holds may fluctuate, the value of your investment in the Fund may also fluctuate and you could lose all or a portion of your investment. It is important that investors closely review and understand these risks before making an investment in the Fund. The principal risks previously summarized under the Fund’s “Summary Section,” are discussed in more detail below.
Management Risk
Management risk means that the Advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Because of management risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Small Cap Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in the Small Cap Fund’s expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Small Cap Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.
Equity Securities Risk
Since the Fund purchases equity securities, it is subject to equity securities risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Small- and Medium-Sized Company Risk
Investments in smaller and medium size companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small to medium companies are more vulnerable than larger companies to adverse business or economic developments. Securities of these types of companies may have limited liquidity and their prices may be more volatile. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares. You should expect that the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Growth Stock Risk
Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.
Sector Emphasis Risk
This is the risk that the Small Cap Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Small Cap Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Sectors possess particular risks that may not affect other sectors.

Technology Company Risk
The Fund may at times invest a significant amount of its assets (more than 25%) in technology companies, representing various unrelated technology industries. Although technology companies are found among a broad range of industries, they often face unusually high price volatility and losses can be significant. Technology companies may be significantly affected by falling prices and profits and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. To the extent that the Fund makes investments in such companies, its share price is likely to be more volatile. The potential for wide variations in performance is based on the special risks described above that are common to technology companies.
Foreign Securities and Emerging Markets Risk
Foreign securities, including ADRs, are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. In addition, foreign governments may impose withholding taxes or other taxes that would reduce the amount of income and capital gains available to distribute to shareholders, with no offsetting credits or deductions for U.S. tax purposes. Other risks include: less publicly available information about foreign companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. Current political uncertainty surrounding the European Union and its membership could add to increased market volatility.
In addition to developed markets, the Fund may invest in companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economics based on only a few industries, and securities markets that trade a small number of issues, which could reduce liquidity.
Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The Fund may have a portfolio turnover rate in excess of 100%.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.tyghcap.com/mutual-fund.

MANAGEMENT OF THE FUND
Investment Advisor
Tygh Capital Management, Inc. is the investment advisor to the Fund. The Advisor is located at 1211 SW Fifth Avenue, Suite 2100, Portland, Oregon 97204. The Advisor was founded in 2004 and serves as investment advisor primarily to institutional clients, managing private accounts using an investment strategy similar to that of the Fund. As of December 31, 2019, the Advisor managed approximately $621.5 million in assets. Under the investment advisory agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 0.80% of the Fund’s average daily net assets, payable on a monthly basis. For the fiscal year ended September 30, 2019, the Advisor received net management fees as a percentage of average daily net assets of 0.80% from the Small Cap Fund.
The Advisor manages the Fund’s investments and business affairs subject to the supervision of the Board. The Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities. The Advisor also maintains related records for the Fund.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in its Annual Report to shareholders for the most recent period ended September 30.
Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) will not exceed 0.95% of the Fund’s average daily net assets (the “Expense Cap”). Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund, if requested by the Advisor, and the Board approves such reimbursement in subsequent years. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursements) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.

Portfolio Managers
The Fund is managed by a research team consisting of portfolio managers and securities analysts. The lead portfolio manager and the portfolio managers are responsible for making investment decisions for the Fund in accordance with its investment objective and strategies. The lead portfolio manager is ultimately responsible for managing the Fund in accordance with the Fund’s investment objective and strategies. The research team is responsible for analyzing securities and making investment recommendations. The individuals listed below are primarily responsible for the day-to-day management of the Fund.
RICHARD J. JOHNSON, CFA has been the chief executive officer and chief investment officer of the firm and the lead portfolio manager of the Fund since its inception in 2004. Prior to forming Tygh Capital Management, Mr. Johnson was the CIO for Columbia Management’s Portland equity team and lead portfolio manager for the small/mid cap team. Prior to joining Columbia Management in 1994, he served as vice president and securities analyst for Provident Investment Counsel (1990-1994). Mr. Johnson graduated cum laude with a BA degree in geology from Occidental College in 1980 and received his MBA degree from the Anderson Graduate School of Management at UCLA in 1990.
MITCHELL S. BRIVIC, CFA has been a vice president of the firm and a member of its investment team since the Fund’s inception in 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Before joining Columbia Management, he worked at USAA Investment Management from 1994-2002, where he was a portfolio manager and senior equity analyst for their small cap growth products. He received his MBA degree from the Wharton School in 1995 and his undergraduate degree summa cum laude from Baylor University in 1989.
MICHAEL C. COYNE, CFA has been a vice president of the firm and a member of its investment team since the Fund’s inception in 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital in 2004, he worked at Columbia Management from 2002-2004 focusing exclusively on small/mid cap equities. Mr. Coyne has four additional years of experience as a financial analyst with Capital Resource Partners and Bear Stearns. Mr. Coyne earned a BA degree in engineering science from Dartmouth College in 1997 and received his MBA degree from the Anderson Graduate School of Management at UCLA in 2005.
DAYTON E. RODEGERDTS, CFA has been a vice president of the firm and a member of its investment team since the Fund’s inception in 2004 and a portfolio manager since 2018. Prior to joining Tygh Capital, he worked at Columbia Management from 1998-2004 focusing exclusively on small/mid cap equities. He earned a BS degree in engineering with a minor in mathematics from Trinity University in 1998.
The SAI provides additional information about compensation of portfolio managers, other accounts managed by the team and their ownership of Fund shares.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
The Fund’s share price is known as its net asset value (“NAV”). The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on the day that the New York Stock Exchange (“NYSE”) is open for business.
All shareholder transaction orders received in good 0rder (as described below under “How to Purchase Shares”) by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), or an authorized financial intermediary by the close of regular trading on the NYSE will be processed at that day’s NAV. Transaction orders received after the close of regular trading on the NYSE will receive the next day’s NAV. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.
Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

How to Purchase Shares
You may open an account in the Fund with a minimum initial investment as listed in the table below.

Minimum Investment	To Open Your Account	To Add to Your Account
	$2,500	$500

These minimums can be changed or waived by the Advisor at any time. Shareholders will be given at least a 30-day notice of any change in the minimum dollar amount of subsequent investments.

You may purchase shares of the Fund by completing an account application. Your order will not be accepted until the completed account application is received by the Fund or the Transfer Agent in good order. “Good order” means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the Fund. Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. In addition, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. If any payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result. The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
USA PATRIOT ACT
The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you must supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. If you are opening an account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit transactions or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Purchase by Mail
To purchase the Fund’s shares by mail, simply complete and sign the account application and mail it, along with a check made payable to the Fund to:

Regular Mail TCM Small Cap Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery TCM Small Cap Growth Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Purchase by Telephone
If you accepted telephone options on the account application and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 1-800-536-3230. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase by telephone. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated. For security reasons, requests by telephone will be recorded. You may not make your initial purchase of the Fund’s shares by telephone. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your purchase request in writing. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Purchase by Wire
If you are making an initial investment in the Fund, before you wire funds, please contact the Fund by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at the number above.
You may then instruct your bank to initiate the wire. Prior to sending the wire, please call the Fund at 1-800-536-3230 to advise it of the wire and to ensure proper credit upon receipt. Your bank must include the Fund’s name, your name and your account number so that your wire can be correctly applied.
If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, please contact the Fund to advise of your intent to wire funds.

This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include the name of the Fund and your name and your account number in all wire instructions. If you have questions about how to invest by wire, you may call the Fund. Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit funds by wire to:

Wire to:        U.S. Bank N.A.
ABA Number:        075000022
Credit:            U.S. Bancorp Fund Services, LLC
Account:        112-952-137
Further Credit:    TCM Small Cap Growth Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A., the Fund’s custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund.
Through a Financial Intermediary
You may be able to buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. Please consult your Financial Intermediary for their account policies. Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
How to Redeem (Sell) Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or with the same Financial Intermediary that placed the original purchase order in accordance with the procedures established by that Financial Intermediary. Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem part or all of the Fund’s shares on any business day that the Fund calculates its NAV. To redeem shares with the Fund, you must contact the Fund either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.
By Mail
You may redeem the Fund’s shares by simply sending a written request to the Fund. Please provide the Fund’s name, your name, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Please have the signature(s) guaranteed, if applicable. (Please see “Account and Transaction Policies” below). Redemption requests will not become effective until all documents have been received in good order by the Fund. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount of shares to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.
You should send your redemption request to:

Regular Mail TCM Small Cap Growth Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery TCM Small Cap Growth Fund c/o U.S. Bank Global Fund Services 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Telephone
You may redeem the Fund’s shares by telephone if you accepted telephone options on your account application. You may request telephone redemption privileges after your account is opened; however, the written authorization may require a separate signature guarantee or other acceptable signature authentication. Contact the Fund at 1‑800‑536‑3230 for further instructions. Shares held in IRA and other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your redemption request in writing. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

You may redeem shares for amounts up to $50,000, but with a minimum of $2,500, by calling the Fund at 1-800-536-3230 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account however, most ACH transfers require two days for the bank account to receive credit. The minimum amount that may be wired is $2,500. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.
Prior to executing instructions received to redeem shares by telephone, the Fund will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.
Through a Financial Intermediary
You may redeem the Fund’s shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt by the Financial Intermediary of the order. Please keep in mind that your Financial Intermediary may charge additional fees for its services. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
Systematic Withdrawal Program
As another convenience, you may redeem the Fund’s shares through the Fund’s Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or its brokers may request that redemption proceeds in a predetermined amount be sent to them monthly, each calendar quarter or annually. In order to participate in the SWP, your account balance must be at least $100,000 and each withdrawal amount must be for a minimum of $2,500. If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this program at any time by contacting the Fund in writing or via telephone at least five days prior to the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 1-800-536-3230 for additional information regarding the Fund’s SWP.
Account and Transactions Policies
Payment of Redemption Proceeds
The Fund typically sends redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, the Fund may borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.
Timing of Redemption Requests
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Once a shareholder’s payment clears, redemption proceeds will be processed and sent to the shareholder. Furthermore, there are certain times when you may be unable to sell the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
Redemption requests will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of a redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
Low Balance Accounts
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of market fluctuations. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. If you do not bring your total account balance up to $2,500 within 30 days, the Fund may sell your shares and send you the proceeds. The Fund will not sell your shares if your account value falls as a result of market fluctuations.
Redemption In-Kind
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual conditions or if the redemption amount is large enough to affect the Fund’s operations. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Signature Guarantees
Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Transfer Agent may also require a signature guarantee for certain other requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of the owner is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Advisor also reserves the right to waive the signature guarantee requirement based upon the circumstances. Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program

and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Householding
In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call 1-800-536-3230 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.
Unclaimed Property/Lost Shareholder
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. The Fund recommends that you contact the Transfer Agent toll-free at 1-800-536-3230 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, and using fair value pricing, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.
In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into Information Sharing Agreements with Financial Intermediaries pursuant to which these Financial Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund pays its shareholders dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.
The Fund also distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund’s portfolio securities. Dividend and capital gain distributions (collectively “distributions”) are declared and paid as cash dividends and reinvested in additional shares at the NAV, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.
If you wish to change your distribution option, write or call the Fund 5 calendar days prior to record date of the distribution. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested in additional shares. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

Taxes
The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional shares of the Fund.

By law, the Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
The sale or exchange of Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. You should consult your tax advisor regarding any federal, state, local or foreign tax consequences of investing in the Fund based on your individual circumstances.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends will be taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to you as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the holding period and other requirements are met at both the shareholder and Fund level. The Fund may make investment decisions independently of tax considerations.
This summary is not intended to be and should not be construed to be legal or tax advice to any current or prospective holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning shares of the Fund. Additional information concerning the federal, state and local taxation of the Fund and its shareholders is contained in the Statement of Additional Information.

SERVICE FEES

Subject to Board approval, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for sub-transfer agent, sub-administrative, and other shareholder servicing services.
The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may also provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund or provide services to the Fund’s shareholders. Such payments and compensation would be in addition to any services fees paid by the

Fund. These additional cash payments would generally be made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.

INDEX DESCRIPTION

The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Companies. The Index is often used as a benchmark for small-cap growth portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.
Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The table below illustrates the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. “Total return” illustrates how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, the Fund’s Independent Registered Public Accounting Firm. Their report and the Fund’s financial statements are included in the Annual Report for the most recent period ended September 30 which is available upon request.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2019	2018	2017	2016		2015
Net asset value,
beginning of year	$40.76	$37.62	$28.94	$31.00		$34.25
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.12)	(0.20)	(0.21)	(0.12)		(0.14)
Net realized and unrealized
gain (loss) on investments	(2.17)	8.74	8.89	2.60		1.96
Total from
investment operations	(2.29)	8.54	8.68	2.48		1.82
LESS DISTRIBUTIONS
From net realized gain	(4.11)	(5.40)	—	(4.54)		(5.07)
Total distributions	(4.11)	(5.40)	—	(4.54)		(5.07)
Paid-in capital from
redemption fees(2)	—	—	—	0.00	(3)	0.00	(3)
Net asset value, end of year	$34.36	$40.76	$37.62	$28.94		$31.00
Total return	(3.92)%	26.09%	29.99%	8.42%		5.17%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (millions)	$433.1	$453.3	$370.8	$269.6		$254.2
Portfolio turnover rate	121%	126%	139%	134%		137%
Ratio of expenses to
average net assets	0.93%	0.93%	0.95%	0.95%		0.93%
Ratio of net investment loss to
average net assets	(0.37)%	(0.55)%	(0.62)%	(0.44)%		(0.41)%

(1)	Calculated using the average shares outstanding method.

(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.

(3)	Does not round to $0.01 or $(0.01) per share, as applicable.

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

TCM SMALL CAP GROWTH FUND

YOU CAN FIND MORE INFORMATION ABOUT THE FUND IN THE FOLLOWING DOCUMENTS:

Statement of Additional Information (“SAI”)
The Fund’s SAI provides additional details about the investments and policies of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of this Prospectus.
Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
You can obtain a free copy of these documents, request other information, or make general inquires about the Fund by contacting the Fund at:
TCM Small Cap Growth Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-536-3230
www.tyghcap.com/mutual-fund
Shareholder reports and other information about the Fund are also available:

•	Free of charge on the Fund’s website at www.tyghcap.com/mutual-fund.

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.

•	For a fee, by electronic request to the SEC at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No.: 811-05037